                                                                Exhibit 99.POA


                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, THE FAIRMONT FUND TRUST, a business trust organized under the laws of the Commonwealth of Kentucky (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

     WHEREAS, the undersigned are Trustees and/or an officer of the Trust;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints JAMES
R. CUMMINS and DONALD S. MENDELSOHN, and each of them, their attorneys for them and in their name, place and stead, and in their office and capacity in the Trust, to execute and file such amendments, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as they might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned have hereunto set their hand this 20th day of February, 1997.

/s/ MORTON H. SACHS                  /s/ LOUIS YOUNG
-----------------------------------  ------------------------------
MORTON H. SACHS, Chairman of the     LOUIS YOUNG, Treasurer
Board and Trustee

COMMONWEALTH OF KENTUCKY )
             )    ss:
COUNTY OF JEFFERSON    )

     Before me, a Notary Public, in and for said county and state, personally appeared MORTON H. SACHS and LOUIS YOUNG, known to me to be the persons described in and who executed the foregoing instrument, and who acknowledged to me that they executed and delivered the same for the purposes therein expressed.

     WITNESS my hand and official seal this 20th day of February, 1997.
                                    Notary Public    /s/ INDA WANGERIN
                                                     -----------------
                                                     Inda Wangerin
                     My Commission Expires:  March 15, 2000

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, THE FAIRMONT FUND TRUST, a business trust organized under the laws of the Commonwealth of Kentucky (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

         WHEREAS, the undersigned is a Trustee of the Trust;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints JAMES
R. CUMMINS and DONALD S. MENDELSOHN, and each of them, his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file such amendments, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 20th day of February, 1997.

                                        /s/____________________________
                                           RAPHAEL O. NYSTRAND, Trustee

COMMONWEALTH OF KENTUCKY  )
                          )        ss:
COUNTY OF JEFFERSON       )


         Before me, a Notary Public, in and for said county and state, personally appeared RAPHAEL O. NYSTRAND, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

         WITNESS my hand and official seal this 20th day of February, 1997.

                                        Inda M. Wangerin
                                        -------------------------------
                                        Notary Public
                                        My Commission Expires:  3/15/00

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, THE FAIRMONT FUND TRUST, a business trust organized under the laws of the Commonwealth of Kentucky (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

         WHEREAS, the undersigned is a Trustee of the Trust;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints JAMES
R. CUMMINS and DONALD S. MENDELSOHN, and each of them, her attorneys for her and in her name, place and stead, and in her office and capacity in the Trust, to execute and file such amendments, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 17th day of September, 1996.

                                        /s/___________________________
                                           ELIZABETH H. MOORE, Trustee


COMMONWEALTH OF KENTUCKY  )
                          )        ss:
COUNTY OF JEFFERSON       )


         Before me, a Notary Public, in and for said county and state, personally appeared ELIZABETH H. MOORE, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that she executed and delivered the same for the purposes therein expressed.

         WITNESS my hand and official seal this 17th day of September, 1996.

                                        Inda M. Wangerin
                                        -------------------------------
                                        Notary Public
                                        My Commission Expires:  3/15/00

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, THE FAIRMONT FUND TRUST, a business trust organized under the laws of the Commonwealth of Kentucky (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

         WHEREAS, the undersigned is a Trustee of the Trust;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints JAMES
R. CUMMINS and DONALD S. MENDELSOHN, and each of them, his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file such amendments, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 17th day of September, 1996.

                                        /s/ _____________________________
                                            WILLIAM M. SCHREIBER, Trustee


COMMONWEALTH OF KENTUCKY  )
                          )        ss:
COUNTY OF JEFFERSON       )


         Before me, a Notary Public, in and for said county and state, personally appeared WILLIAM M. SCHREIBER, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

         WITNESS my hand and official seal this 17th day of September, 1996.

                                        Inda M. Wangerin
                                        -------------------------------
                                        Notary Public
                                        My Commission Expires:  3/15/00

                               POWER OF ATTORNEY

         KNOWN ALL MEN BY THESE PRESENTS:

         WHEREAS, THE FAIRMONT FUND TRUST, a business trust organized under the laws of the Commonwealth of Kentucky (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

         NOW, THEREFORE, the Trust hereby constitutes and appoints JAMES R. CUMMINS and DONALD S. MENDELSOHN, and each of them, its attorneys for it and in its name, place and stead, to execute and file such amendments, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the Trust has caused its name to be subscribed hereto by the Chairman of the Board this 20th day of February, 1997.

ATTEST:                          THE FAIRMONT FUND TRUST

/s/ INDA M. WANGERIN             By:  /s/ MORTON H. SACHS
-------------------------------       -------------------------------------
INDA M. WANGERIN, Secretary          MORTON H. SACHS, Chairman of the Board


COMMONWEALTH OF KENTUCKY  )
                          )        ss:
COUNTY OF JEFFERSON       )

         Before me, a Notary Public, in and for said county and state, personally appeared MORTON H. SACHS, Chairman of the Board and INDA WANGERIN, Secretary, who represented that they are duly authorized in the premises, and who are known to me to be the persons described in and who executed the foregoing instrument, and they duly acknowledged to me that they executed and delivered the same for the purposes therein expressed.

         WITNESS my hand and official seal this 20th day of February, 1997.

                                      /s/ CHRIS NUNNELLEY
                                      ------------------------------
                                      Notary Public
                                      My Commission Expires: 2-23-98

                                  CERTIFICATE


         The undersigned, Secretary of THE FAIRMONT FUND TRUST, hereby certifies that the following resolution was duly adopted by a majority of the Board of Trustees at the meeting held on February 20, 1997, and is in full force and effect:
                 "WHEREAS, THE FAIRMONT FUND TRUST, a business trust organized under the laws of the Commonwealth of Kentucky (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended;

                 NOW, THEREFORE, the Trust hereby constitutes and appoints JAMES R. CUMMINS and DONALD S. MENDELSOHN, and each of them, its attorneys for it and in its name, place and stead, to execute and file such amendments, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof."


Dated: February 20, 1997                /s/ ---------------------------
                                            INDA M. WANGERIN, Secretary
                                            The Fairmont Fund Trust